                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported):  June 13, 1996
                                                 -------------------------------

                        TRIATHLON BROADCASTING COMPANY
- --------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


          Delaware                    0-26530                    33-0668235
(State or Other Jurisdiction    (Commission File No.)  (IRS Employer Identification No.)
    of Incorporation)

Symphony Towers, 750 B Street, Suite 1920, San Diego, CA              92101
- --------------------------------------------------------------------------------
Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (619) 239-4242
                                                   -----------------------------

                                      N/A
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The audited financial information of Rock Steady, Inc. for the years ended September 30, 1994 and 1995 is set forth in the Prospectus dated March 4, 1996, contained in the Registration Statement filed by the Registrant with the Securities and Exchange Commission (File No. 333-1186) (the "Prospectus"), which is incorporated herein by reference.

                  The financial information required by Item 7(a) for the six months ended March 31, 1996 follows:

                               ROCK STEADY, INC.
                                 BALANCE SHEET
                                 MARCH 31, 1996
                                  (UNAUDITED)

ASSETS
Cash                                                                $    28,357
Accounts receivable, net                                                 40,735
Due from officers                                                        47,057
Prepaid expenses and other assets                                         1,250
                                                                    -----------
     Total current assets                                               117,399

Property and equipment, net                                             122,765
Intangible assets, net                                                  813,509
                                                                    -----------
                                                                    $ 1.053.673
                                                                    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses                               $   105,910
Accrued interest                                                        453,076
Notes payable-related parties                                         1,439,847
Notes payable-other                                                       5,258
                                                                    -----------
     Total current liabilities                                        2,004,091

Stockholders' equity                                                   (950,418)
                                                                    -----------
                                                                    $ 1,053,673
                                                                    ===========






                  See Notes to Condensed Financial Statements.

                                          ROCK STEADY, INC.
                     CONDENSED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                                             (UNAUDITED)


                                                            Six Months Ended March 31,
                                                            --------------------------
                                                             1996               1995
                                                             ----               ----
Net advertising revenues........................       $    241,003       $    450,953
JSA revenue.....................................            126,471
                                                       ------------       ------------
Total revenues..................................            367,474            450,953

Operating expenses:.............................
         Programming............................            197,102            200,110
         Technical..............................             20,359             26,717
         Sales..................................             86,176            135,817
         General and administrative.............            189,287             98,691
         Depreciation and amortization..........             50,272             66,164
                                                       ------------       ------------
                                                            543,196            527,499
                                                       ------------       ------------
Loss from operations............................           (175,722)           (76,546)

Other expense:
         Interest expense-related party.........            (68,379)           (75,238)
         Other..................................             (4,069)              (315)
                                                       ------------       ------------
                                                            (72,448)           (75,553)
Net loss .......................................           (248,170)          (152,099)
Accumulated deficit, beginning of period........           (692,248)          (401,377)
                                                       ------------       ------------
Accumulated deficit, end of period..............       $   (940,418)      $   (553,476)
                                                       ============       ============


                  See Notes to Condensed Financial Statements.

                               ROCK STEADY, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                         Six Months Ended March 31,
                                                         --------------------------
                                                           1996              1995
                                                           ----              ----
Net cash used in operating activities.............      $ (18,856)        $ (33,982)


INVESTING ACTIVITIES
Capital expenditures..............................         (4,876)          (11,416)

FINANCING ACTIVITIES
Increase in note payable-related parties..........         38,853            24,201
                                                       ----------         ---------
Net increase (decrease) in cash...................         15,121           (21,197)
Cash at beginning of period.......................         13,236            23,005
                                                       ----------         ---------

Cash at end of period.............................     $   28,357         $   1,808
                                                       ----------         ---------







                  See Notes to Condensed Financial Statements.

                               ROCK STEADY, INC.
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 1996


1.       NATURE OF BUSINESS AND ORGANIZATION

         Rock Steady, Inc. (the "Company") was incorporated under the laws of the State of Nebraska on July 20, 1992 for the primary purpose of owning and operating radio stations KHAT-AM, KIBZ-FM and KKNB-FM (collectively, the "Stations") in Lincoln, Nebraska.

         In January 1996, the Company contracted for the sale of substantially all of the assets relating to the operation of the Stations to Triathlon Broadcasting Company ("TBC") for cash of $3.3 million. During the period from January 29, 1996 to the closing date, TBC sold advertising on the Stations for a fee pursuant to a Joint Sales Agreement ("JSA").

2.       BASIS OF PRESENTATION

         The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for an interim period are not necessarily indicative of the results that may be expected for a full year.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma financial information of Triathlon Broadcasting Company which includes Rock Steady, Inc. for the year ended September 30, 1995 is set forth in the Prospectus, which is incorporated herein by reference.

                  The pro forma financial information required by Item 7(b) for the year ended March 31, 1996, follows:

                     PRO FORMA CONDENSED COMBINED FINANCIAL
                           INFORMATION - (UNAUDITED)


         The Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1996 presents the statement of operations of Triathlon Broadcasting Company (the "Company") as if (i) the initial public offering ("IPO") of the Company's Common Stock (ii) the issuance of the 9% Mandatory Convertible Preferred Stock ("Preferred Stock Offering"), (iii) the acquisition of KRBB-FM, KFH-AM, KXLK-FM and KQAM-AM (the "Initial Wichita Stations"), (iv) the acquisition of KTGL-FM and KZKX-FM (the "Initial Lincoln Stations"), and (v) the acquisition of KIBZ-FM, KKNB-FM and KHAT-AM (the "Rock Steady Stations") had occurred on April 1, 1995. The Pro Forma Condensed Combined Balance Sheet at March 31, 1996 presents the financial position of the Company as if the Rock Steady Stations acquisition had occurred on March 31, 1996.

         The acquisition of the Initial Wichita Stations, Initial Lincoln Stations and the Rock Steady Stations (collectively, the "Acquisitions") have been accounted for using the purchase method of accounting. The total cost of the Acquisitions has been allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The allocation of the respective purchase prices assumed in the pro forma financial statements is preliminary. The Company does not expect that the final allocation of the purchase price will materially differ from the preliminary allocation.

         The pro forma adjustments are based on available information and on certain assumptions that the Company believes are reasonable under the circumstances. The pro forma condensed combined financial statements should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto (included in the Form 10KSB, filed June 24, 1996), as well as the Financial Statements and Notes thereto of the Initial Wichita Stations (consisting of Marathon Broadcasting Corporation, KFH/KXLK, a division of Pourtales Radio Partnership, and Midcontinent Broadcasting, Co. of Kansas), the Initial Lincoln Stations (consisting of KZKX-FM, Inc., KTGL Corporation, KZKX and KTGL, divisions of Pourtales Radio Partnership) and the Rock Steady Stations (consisting of Rock Steady, Inc.) (all included in the Prospectus, which is incorporated herein by reference). The pro forma statement of operations data are not necessarily indicative of the results that would have occurred if the IPO, Preferred Stock Offering and the Acquisitions had occurred on the date indicated, nor are they indicative of the Company's future results of operations.

                                       TRIATHLON BROADCASTING COMPANY
                                 PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                 (UNAUDITED)
                                               MARCH 31, 1996


                                                     Triathlon
                                                    Broadcasting   Rock Steady     Pro Forma      Pro Forma
                                                     Company (A)    Stations     Adjustments(B)    Combined
                                                     -----------    --------     --------------    --------
ASSETS
Current assets...................................   $ 38,377,034   $  117,399   $     (117,399)    $35,029,981
                                                                                    (3,347,053)
Property and equipment, net......................      2,809,119      122,765               --       2,931,884
Intangible assets, net...........................     19,338,832      813,509        2,439,216      22,591,557
Other assets.....................................      8,856,393           --               --       8,856,393
                                                    ------------   ----------   ---------------    -----------
                                                    $ 69,381,378   $1,053,673   $   (1,025,236)    $69,409,815
                                                    ============   ==========   ===============    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities..............................   $  5,817,822   $2,004,091   $   (1,975,654)    $ 5,846,259
Deferred taxes...................................      2,501,550           --               --       2,501,550
Stockholders' Equity.............................     61,062,006     (950,418)         950,418      61,062,006
                                                    ------------   ----------   ---------------    -----------
                                                    $ 69,381,378   $1,053,673   $   (1,025,236)    $69,409,815
                                                    ============   ==========   ===============    ===========







         See Notes to Pro Forma Condensed Combined Financial Statements

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET

(A) The acquisitions of the Initial Wichita Stations and the Initial Lincoln Stations and the Preferred Stock Offering closed on September 13, 1995, January 25, 1996 and March 8, 1996, respectively, and are, therefore, reflected in the Company's financial position as of March 31, 1996.

(B) To reflect the acquisition of Rock Steady Stations and the preliminary allocation of the purchase price of $3,347,053 including fees and expenses of $122,053.

                                         Allocation of
                                         Purchase Price          Carrying Value       Adjustments
ASSETS
Current assets                           $         --              $ 117,399(a)       $ (117,399)
Property and equipment, net                   122,765                122,765                  --
Intangible assets, net                      3,252,725                813,509           2,439,216
Other assets                                       --                     --                  --
                                          -----------              ---------          ----------


Total assets                                3,375,490              1,053,673           2,321,817

LIABILITIES
Current liabilities                            28,437              2,004,091(b)       (1,975,654)
                                          -----------              ---------          ----------
Net assets acquired                       $ 3,347,053             $ (950,418)         $  950,418
                                          ===========             ==========          ==========



(a)  Current assets of $117,399 not acquired.
(b)  Related party indebtedness of $1,975,654 not acquired.


                                       TRIATHLON BROADCASTING COMPANY
                            PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED MARCH 31, 1996
                                                 (UNAUDITED)

                                  Triathlon     Initial       Initial
                                 Broadcasting   Wichita       Lincoln      Rock Steady       Pro Forma     Pro Forma
                                 Company(A)    Stations(B)  Stations(C)    Stations(D)      Adjustments    Combined


Net revenue                      $ 2,723,921  $ 1,690,444   $ 2,871,028    $   782,066        $       --   $ 8,067,459
LMA/JSA revenue                      445,350           --            --        126,471    (E)   (126,471)      445,350
                                 -----------  -----------   -----------    -----------       -----------   -----------

TOTAL NET REVENUE                  3,169,271    1,690,444     2,871,028        908,537          (126,471)    8,512,809

Operating Expenses:
Station operating expenses         2,723,975    1,786,473     1,739,891      1,098,992    (E)   (126,471)    6,811,860
                                                                                          (F)   (411,000)
Depreciation and amortization        321,104      260,776       572,444         66,672    (G)   (310,793)      910,203
Corporate, general and
   administrative expenses           547,891       73,190       216,000             --    (H)    128,919       966,000
Non-cash compensation                273,369           --            --             --                --       273,369
                                 -----------  -----------   -----------    -----------       -----------   -----------

TOTAL OPERATING EXPENSES           3,866,339    2,120,439     2,528,335      1,165,664          (719,345)    8,961,432
                                 -----------  -----------   -----------    -----------       -----------   -----------

OPERATING INCOME (LOSS)             (697,068)    (429,995)      342,693       (257,127)          592,874      (448,623)

Other income (expense)                   651      (67,479)     (489,504)        (4,460)   (I)    561,443           651
Interest income                      239,089           --            --              --               --       239,089
Interest expense                    (590,062)     (88,882)       (8,322)      (126,646)   (J)    813,912            --
                                 -----------  -----------   -----------    -----------       -----------   -----------

NET LOSS BEFORE
EXTRAORDINARY ITEM               ( 1,047,390) $  (586,356)  $  (155,133)   $  (388,233)      $ 1,968,229      (208,883)
                                              ===========   ===========    ===========       ===========

Preferred stock dividend
requirement                          314,000                                                            (K)  5,507,296
                                 -----------                                                               -----------

NET LOSS BEFORE EXTRAORDINARY
ITEM APPLICABLE TO
COMMON STOCK                    $(1,361,390)                                                              $ (5,716,179)
                                ============                                                              ============

NET LOSS BEFORE
EXTRAORDINARY ITEM
PER COMMON SHARE                 $     (.44)                                                              $      (1.18)
                                ============                                                              ============
Weighted average common
shares outstanding                3,069,144                                                             (L)  4,842,000



                  See Notes to Pro Forma Condensed Combined Financial Statements

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


(A) Reflects the historical statement of operations of the Company from September 13, 1995 through March 31, 1996, including the Initial Wichita Stations and the Initial Lincoln Stations from their respective dates of acquisitions of September 13, 1995 and January 25, 1996.

(B) Reflects the historical statement of operations of the Initial Wichita Stations from April 1, 1995 through September 12, 1995.

(C) Reflects the historical statement of operations of the Initial Lincoln Stations from April 1, 1995 through January 24, 1996.

(D) Reflects the historical statement of operations of the Rock Steady Stations for the year ended March 31, 1996.

(E) Prior to its acquisition, the Company had been operating the Rock Steady Stations under a Joint Sales Agreement ("JSA") since January 29, 1996 which entitled the Company to sell advertising on the Rock Steady Stations in exchange for a monthly JSA fee. Adjustment to eliminate JSA fee paid by the Company to the Rock Steady Stations for the period from January 29, 1996 through March 31, 1996.

(F) To reflect certain cost savings that are being implemented and/or have been implemented as a result of the combination of stations in Wichita, Kansas and Lincoln, Nebraska including the elimination of certain positions and the radio the standardization of salesperson commissions. There can be no assurance that unforseen developments will not prevent full realization of the anticipated cost savings associated with the implementation of such measures.

(G) To reflect increased depreciation and amortization related to the consummation of the Acquisitions resulting from the purchase price allocation and changes in accounting policy.

(H) To reflect incremental corporate general and administrative expenses to be incurred by the Company due to the Initial Wichita Stations, Initial Lincoln Stations and Rock Steady Stations.

(I) To eliminate non-operating expenses that are not expected to be incurred by the Company.

(J) To eliminate interest expense that would not have been incurred on a pro forma basis.

(K) To reflect adjustment for a full year of dividends for the Preferred Stock Offering.

(L) To reflect adjustment for a full year for the weighted average number of shares outstanding.

                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             TRIATHLON BROADCASTING COMPANY


                                             By:/s/ Norman Feuer
                                                ---------------------------
                                                 Name:  Norman Feuer
                                                 Title: Chief Executive Officer